DG EQUITY FUND
(A Portfolio of DG Investor Series)

SUPPLEMENT TO COMBINED PROSPECTUS DATED JUNE 30, 1996
There will be a special offering period during which shares of the DG Equity Fund may be purchased with no sales charge. This offering period will commence June 15, 1997 and end August 31, 1997. The following sections in the Combined Prospectus should be noted in regard to this offering only for the aforementioned time period: `Summary of Fund Expenses'; ``What Shares Cost''; and ``Reducing the Sales Charge'.
                                                               June 9, 1997

FEDERATED INVESTORS
Federated Securities Corp. Distributor




Cusip 23321N202
G01258-08 (6/97)